UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – Oct 3, 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

October 3, 2006 Chemokine Therapeutics Corp. announced that Dr. Salari, President and CEO will be presenting at the BioContact Annual Conference in Quebec City, Canada on Thursday, October 5, 2006.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1	October 3, 2006 Chemokine Therapeutics Corp. announced that Dr. Salari, President and CEO will be presenting at the BioContact Annual Conference in Quebec City, Canada on Thursday, October 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: Oct 3, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Hassan Salari Hassan Salari, M.D. President and Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB:CHKT

CHEMOKINE THERAPEUTICS TO PRESENT AT BIOCONTACT

 ANNUAL GLOBAL HEALTHCARE CONFERENCE

Vancouver, BC (October 03, 2006) - Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, today announced that Dr. Hassan Salari, President and CEO will be presenting at the BioContact Annual Conference in Quebec City, Canada on Thursday, October 5, 2006. Dr. Salari will provide an overview of the Company and the Company’s two lead drug candidates, CTCE-9908 for the treatment of cancer and CTCE-0214 for neutrophil mobilization both in human clinical trials. Dr. Salari will also discuss CTCE-0324 a proangiogenic compound in pre clinical development phase.

BioContact is a biopharmaceutical partnership symposium gathering over 1200 participants from North America, Asia and Europe.

When: Thursday October 5th at 9:00 AM EST / 12:00 PM PST.

Website: www.biocontact.ca

The Company also wishes to announce that it has terminated its investor relations contract with Elite Financial Communications Group.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines.  Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth.  Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.  For more information, please visit the Company’s website at www.chemokine.net.

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “intends”, “will”, “ should”, “expects”, “projects”, and similar expressions are intended to identify forward-looking statements.  You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements.  These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance for the Company’s products, the availability of government and insurance, reimbursements of the Company’s products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company’s public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Mr. Don Evans

Director of Public Relations

Phone: 604-822-0305

Fax: 604-822-0302

E-mail: devans@chemokine.net

  Chemokine Therapeutics ● 6190 Agronomy Road ● Suite 405 ● Vancouver, BC ● V6T 1Z3